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                                                                   Exhibit 10.70







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                                      LEASE

                                     between

                          HANOVER EQUIPMENT TRUST 2001B

                                   as Lessor,

                                       and

                     HANOVER COMPRESSION LIMITED PARTNERSHIP

                                    as Lessee

                           ---------------------------

                           Dated as of August 31, 2001

                           ---------------------------


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THIS LEASE IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF WILMINGTON TRUST FSB,
AS COLLATERAL AGENT (THE "COLLATERAL AGENT") UNDER AN INDENTURE, DATED AS OF AUGUST 30, 2001 AMONG HANOVER EQUIPMENT TRUST 2001B AND THE INDENTURE TRUSTEE, AS AMENDED OR SUPPLEMENTED. THIS LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE COLLATERAL AGENT ON THE SIGNATURE PAGE HEREOF.

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                                       TABLE OF CONTENTS

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                                    SECTION 1. DEFINITIONS

1.1     Defined Terms........................................................................1

                                 SECTION 2. EQUIPMENT AND TERM

2.1     Equipment............................................................................1
2.2     Lease Term...........................................................................1
2.3     Title................................................................................1

                                        SECTION 3. RENT

3.1     Rent.................................................................................2
3.2     Supplemental Rent....................................................................2

                                     SECTION 4. WARRANTIES

4.1     Warranties...........................................................................2

                                  SECTION 5. QUIET ENJOYMENT

5.1     Quiet Enjoyment......................................................................3

                                     SECTION 6. NET LEASE

6.1     Net Lease; No Setoff; Etc............................................................3
6.2     No Termination or Abatement..........................................................4

                               SECTION 7. OWNERSHIP OF EQUIPMENT

7.1     Ownership of the Equipment...........................................................4

                               SECTION 8. CONDITION OF EQUIPMENT

8.1     Disclaimer of Warranties.............................................................6
8.2     Possession and Use of the Equipment..................................................7

                                     SECTION 9. COMPLIANCE

9.1     Compliance with Legal Requirements and Insurance Requirements........................7
9.2     Environmental Matters................................................................7

                    SECTION 10. MAINTENANCE, REPAIR AND RETURN REQUIREMENTS


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
10.1    Maintenance and Repair...............................................................8
10.2    Return Requirements..................................................................9
10.3    Right of Inspection and Location....................................................10

                                   SECTION 11. MODIFICATIONS

11.1    Modifications.......................................................................10

                                       SECTION 12. TITLE

12.1    Warranty of Title...................................................................11
12.2    Identification......................................................................11

                                SECTION 13. PERMITTED CONTESTS

13.1    Permitted Contests Other Than in Respect of Impositions.............................12

                                     SECTION 14. INSURANCE

14.1    Public Liability and Workers' Compensation Insurance................................12
14.2    Hazard and Other Insurance..........................................................12
14.3    Coverage............................................................................13

                             SECTION 15. CONDEMNATION AND CASUALTY

15.1    Casualty and Condemnation...........................................................14

                                 SECTION 16. LEASE TERMINATION

16.1    Termination upon Certain Events.....................................................15
16.2    Procedures..........................................................................15

                                      SECTION 17. DEFAULT

17.1    Lease Events of Default.............................................................16
17.2    Final Liquidated Damages............................................................17
17.3    Remedies............................................................................17
17.4    Additional Remedies.................................................................19
17.5    Proceeds of Sale; Deficiency........................................................19
17.6    Waiver of Certain Rights............................................................19
17.7    Assignment of Rights Under Contracts................................................19

                              SECTION 18. LESSOR'S RIGHT TO CURE

18.1    Lessor's Right to Cure Lessee's Lease Defaults......................................20

                                 SECTION 19. LEASE TERMINATION

19.1    Provisions Relating to Lessee's Termination of this
        Lease or Exercise of Purchase Option................................................20

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

                                  SECTION 20. PURCHASE OPTION

20.1    Purchase Option.....................................................................20
20.2    Expiration Date Purchase Option.....................................................22
20.3    Obligation to Purchase All Equipment................................................22

                                 SECTION 21. SALE OF EQUIPMENT

21.1    Sale Procedure......................................................................23
21.2    Application of Proceeds of Sale.....................................................23
21.3    Indemnity for Excessive Wear........................................................24
21.4    Appraisal Procedure.................................................................24
21.5    Certain Obligations Continue........................................................24

                                   SECTION 22. HOLDING OVER

22.1    Holding Over........................................................................24

                                   SECTION 23. RISK OF LOSS

23.1    Risk of Loss........................................................................25

                             SECTION 24. SUBLETTING AND ASSIGNMENT

24.1    Subletting and Assignment...........................................................25
24.2    Subleases or Licenses...............................................................25

                               SECTION 25. ESTOPPEL CERTIFICATES

25.1    Estoppel Certificates...............................................................25

                                     SECTION 26. NO WAIVER

26.1    No Waiver...........................................................................26

                              SECTION 27. ACCEPTANCE OF SURRENDER

27.1    Acceptance of Surrender.............................................................26

                       SECTION 28. OWNERSHIP, GRANT OF SECURITY INTEREST
                                    AND FURTHER ASSURANCES

28.1    Grant of Security Interest..........................................................26
28.2    UCC Remedies........................................................................27
28.3    Deficiency..........................................................................28
28.4    Trustee's Appointment as Attorney-in-Fact; Trustee's
        Performance of Lessee's Obligations.................................................28

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
                                      SECTION 29. NOTICES

29.1    Notices.............................................................................29

                                   SECTION 30. SUBSTITUTION

30.1    Substitution........................................................................31

                                   SECTION 31. SUBORDINATION

31.1    Agreement to Subordinate............................................................33
31.2    Liquidation, Dissolution, Bankruptcy................................................33
31.3    Default on Guarantor Senior Indebtedness of Lessee..................................34
31.4    Acceleration of Payment of Rent.....................................................34
31.5    When Rents Must be Paid Over........................................................34
31.6    Subrogation.........................................................................35
31.7    Relative Rights.....................................................................35
31.8    Subordination May Not Be Impaired by Lessee.........................................35
31.9    Distribution or Notice to Representative............................................35
31.10   Section 31 Not to Prevent Events of Default or Limit Right to Accelerate............35
31.11   Reliance by Holders of Guarantor Senior Indebtedness on Subordination
        Provisions..........................................................................35

                                   SECTION 32. MISCELLANEOUS

32.1    Miscellaneous.......................................................................36
32.2    Amendments and Modifications........................................................36
32.3    Successors and Assigns..............................................................36
32.4    Headings and Table of Contents......................................................36
32.5    Counterparts........................................................................36
32.6    GOVERNING LAW.......................................................................36
32.7    Limitations on Recourse.............................................................36
32.8    Priority............................................................................37


Description of Equipment............................................................Schedule A

Form of Lease Supplement.............................................................Exhibit A


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               LEASE (this "Lease"), dated as of August 31, 2001, between
HANOVER EQUIPMENT TRUST 2001B, a Delaware business trust, having its principal office at c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, as lessor (the "Lessor"), and HANOVER COMPRESSION LIMITED PARTNERSHIP, a Delaware limited partnership, having its principal office at 12001 North Houston Rosslyn, Houston, Texas 77806, as lessee (the "Lessee").

               In consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             Section 1. DEFINITIONS

               1.1. Defined Terms. Capitalized terms used herein but not otherwise defined in this Lease shall have the respective meanings specified in Annex A to the Participation Agreement dated as of the date hereof among Lessee, Lessor, Wilmington Trust FSB, the Indenture Trustee, the Collateral Agent, the Trust Company, the Certificate Holders, and the Guarantors, as such Participation Agreement may be amended, supplemented or otherwise modified from time to time.


                         Section 2. EQUIPMENT AND TERM

               2.1 Equipment. Subject to the terms and conditions hereinafter set forth, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, each Unit described on Schedule A attached hereto. Schedule A shall be revised from time to time to add each Replacement Equipment and delete each Unit released from this Lease.

               2.2 Lease Term. The Equipment is leased for the Term, unless earlier terminated in accordance with the provisions of this Lease.

               2.3 Title. Except as otherwise expressly set forth in the Operative Agreements, the Equipment is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, the Permitted Exceptions) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in title to the Equipment unless such defect was the result of an act or omission of Lessor or its Affiliates giving rise to a Lessor Lien. Lessor and Lessee hereby declare that it is their mutual intent that the Equipment is to be considered movable (personal) property, severable from the improvements in which it may be located, and not immovables or components of immovables, for all purposes of this Lease.

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                                Section 3. RENT

               3.1 Rent. (a) On each applicable Scheduled Interest Payment Date after the Release Date, Lessee shall pay the Basic Rent.

               (b) Basic Rent shall be due and payable in Dollars and shall be paid by wire transfer of immediately available funds on the due date therefor to such account or accounts at such bank or banks or to such other Person or in such other manner as Lessor shall from time to time direct.

               (c) Lessee's inability or failure to take possession of all, or any Unit, of the Equipment when delivered by Lessor shall not delay or otherwise affect Lessee's obligation to pay Rent in accordance with the terms of this Lease.

               3.2 Supplemental Rent. Lessee shall pay to Lessor or the Person entitled thereto any and all Supplemental Rent timely (subject to Section 13 hereof) as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease or any other Operative Agreement, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

               3.3 Legal Holiday. A "Legal Holiday" is a Saturday, a Sunday, or other day on which commercial banking institutions are authorized or required to be closed in New York City. If any payment is required hereunder to be made on a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday.

                             Section 4. WARRANTIES

               4.1 Warranties. So long as no Lease Event of Default shall have occurred and be continuing (or if a Lease Event of Default shall have occurred and is continuing, if Lessee has timely delivered a Purchase Notice or Substitution Notice and the purchase or substitution thereby would cure such Lease Event of Default), Lessor agrees to take all such actions as may be reasonably necessary to insure that Lessee is the beneficiary of any and all warranties with respect to the Equipment, provided, however, the reasonable costs of any such actions shall be borne by Lessee.

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                           Section 5. QUIET ENJOYMENT

               5.1 Quiet Enjoyment. So long as no Lease Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy the Equipment for the Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor.

                              Section 6. NET LEASE

               6.1 Net Lease; No Setoff; Etc. This Lease shall constitute a net lease and, except as otherwise provided herein or in the other Operative Agreements, it is intended that Basic Rent and Supplemental Rent shall be paid without counterclaim, setoff, deduction or defense of any kind and without abatement, suspension, deferment, diminution or reduction of any kind, and Lessee's obligation to pay all such amounts is absolute and unconditional, provided that if at any time the Lessee is required to make a payment of (i) Termination Value or (ii) an indemnity payment pursuant to Section 13 of the Participation Agreement to the Certificate Holders, and there shall exist any Lessor Liens attributable to the Certificate Holders (and the Lessee shall have previously incurred a charge to discharge any Lessor Liens attributable to the Certificate Holders), then the Lessee shall be entitled to deduct from the portion required to be paid to the Certificate Holders of Termination Value or payment of indemnity, as the case may be, an amount sufficient to so reimburse the Lessee for the cost of discharging such Lessor Liens, as the case may be. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including, without limitation, to the maximum extent permitted by law: (a) any defect in the condition, merchantability, design, quality or fitness for use of any portion of any Equipment, or any failure of any Equipment to comply with all Legal Requirements, including any inability to use any Equipment by reason of such non-compliance; (b) any damage to, abandonment, loss, contamination of or Release from or destruction of or any requisition or taking of any Equipment or any part thereof; (c) any restriction, prevention or curtailment of or interference with any use of any Equipment or any part thereof; (d) any defect in title to or rights to any Equipment or any Lien on such title or rights or on any Equipment; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, Certificate Holders, Trustee, Indenture Trustee or any Securityholder; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, Certificate Holders, the Trust Company, Trustee, Indenture Trustee, any Securityholder or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, Certificate Holders, the Trust Company, Trustee, Indenture Trustee, any Securityholder or any other Person, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including, without limitation, Lessor, Certificate Holders, the Trust Company, Trustee, Indenture Trustee or any Securityholder; (h) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Agreement or of any other agreement; (i) any invalidity or unenforceability or disaffirmance against or by Lessee of this Lease or any provision hereof or any of the other Operative Agreements or any provision of any thereof; (j) the impossibility of performance by Lessee, Lessor or both; (k) any action by any court, administrative agency or

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other Governmental Authority; any restriction, prevention or curtailment of or any interference with the construction on or any use of any Equipment or any part thereof; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. This Lease shall be noncancellable by Lessee for any reason whatsoever except as expressly provided herein or in the other Operative Agreements, and Lessee, to the extent permitted by Legal Requirements, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as otherwise expressly provided herein or in the other Operative Agreements, Lessee shall, unless prohibited by Legal Requirements, nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, Lessor will deem this Lease to have remained in effect. Each payment of Rent made by Lessee hereunder shall be final and, absent manifest error in the computation of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, Certificate Holders, Indenture Trustee, Trustee, or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Equipment and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee or any subtenant of Lessee on any account or for any reason whatsoever other than resulting from Lessor's gross negligence or willful misconduct.

               6.2 No Termination or Abatement. Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting Lessor, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of Lessor or by any court with respect to Lessor, except as otherwise expressly provided herein. Lessee hereby waives all right (i) to terminate or surrender this Lease, except as otherwise expressly provided herein or in the other Operative Agreements, or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and, to the extent permitted by law, Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, to the extent permitted by law, Lessee shall be bound by all of the terms and conditions contained in this Lease.

                       Section 7. OWNERSHIP OF EQUIPMENT

               7.1 Ownership of the Equipment. (a) Lessor and Lessee intend that
(i) for financial accounting purposes with respect to Lessee (A) this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards (SFAS) No. 13, as

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amended, (B) Lessor will be treated as the owner and lessor of the Equipment and
(C) Lessee will be treated as the lessee of the Equipment but (ii) for federal, state and local income tax and state law purposes (A) this Lease will be treated as a financing arrangement, (B) the Securityholders will be treated as senior lenders making loans to Lessee in an amount equal to the principal amount of the Securities, which Securities will be secured by the Equipment, (C) the Certificate Holders will be treated as subordinated lenders making loans to Lessee in an aggregate amount equal to the Certificate Holder Contribution, which loans are secured by the Equipment, and (D) Lessee will be treated as the owner of the Equipment and will be entitled to all tax benefits ordinarily available to an owner of property like the Equipment for such tax purposes.

               (b) Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations for the repayment of the above-described loans, (i) this Lease shall also be a security agreement (as defined in Section 1-201(37) of the Uniform Commercial Code) and financing statement within the meaning of Article 9 of the Uniform Commercial Code; (ii) the conveyance provided for in Section 2 shall be deemed a grant of, and Lessee hereby grants to Lessor, a security interest in Lessee's right, title and interest in the Equipment and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, for the benefit of the Lessor to secure the Lessee's payment of all amounts owed by, and the performance of all obligations of, the Lessee under this Lease and the other Operative Agreements and Lessor holds title to the Equipment so as to create and grant a first lien and prior security interest in the Equipment (A) pursuant to this Lease for the benefit of the Collateral Agent under the Assignment of Lease, to secure to the Collateral Agent the obligations of the Lessee under the Lease for the benefit of the Securityholders and the Certificate Holders and (B) pursuant to the Security Agreement to secure to the Collateral Agent the obligations of the Lessor under the Indenture and the Notes for the benefit of the Securityholders and the Certificate Holders; (iii) the possession by Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable law. Lessor and Lessee shall take such actions as may be necessary to ensure that such security interest is a perfected security interest of first priority under applicable law and will be maintained as such throughout the Term. Nevertheless, Lessee acknowledges and agrees that none of Lessor, Certificate Holders, Trustee, the Trust Company, Indenture Trustee, or any Securityholder has provided or will provide tax, accounting or legal advice to Lessee regarding this Lease, the Operative Agreements or the transactions contemplated hereby and thereby, or made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Agreements, and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Agreements as it deems appropriate.

               (c) Lessor and Lessee further intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or

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Commonwealth thereof affecting Lessee or Lessor, the transactions evidenced by this Lease shall be regarded as loans made by an unrelated third party lender to Lessee.

                       Section 8. CONDITION OF EQUIPMENT

               8.1 Disclaimer of Warranties. WITHOUT LIMITING ANY CLAIM LESSEE MAY HAVE AGAINST ANY CONTRACTOR, SUBCONTRACTOR, SUPPLIER OR MANUFACTURER, LESSEE EXPRESSLY ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM THE LESSOR, THE TRUSTEE OR THE CERTIFICATE HOLDERS OR THEIR RESPECTIVE AGENTS OR EMPLOYEES, AND LESSEE AGREES THAT (I) EACH UNIT IS OF A SIZE, DESIGN, AND CAPACITY SELECTED BY AND ACCEPTABLE TO LESSEE, (II) LESSEE IS SATISFIED THAT EACH ITEM OF EQUIPMENT IS SUITABLE FOR ITS PURPOSES, (III) THE EQUIPMENT IS LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS AND GOVERNMENTAL REGULATIONS NOW IN EFFECT OR HEREAFTER ADOPTED, (IV) IT IS LEASING THE EQUIPMENT FROM LESSOR IN AN "AS IS", "WHERE IS" AND "WITH ALL FAULTS" CONDITION AND (V) NEITHER LESSOR NOR THE CERTIFICATE HOLDERS IS A MANUFACTURER OR DEALER IN EQUIPMENT OF SUCH KIND. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE OPERATIVE AGREEMENTS, NEITHER LESSOR NOR THE CERTIFICATE HOLDERS SHALL BE DEEMED TO HAVE MADE, AND LESSEE HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER LESSOR NOR THE CERTIFICATE HOLDERS HAVE MADE, ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE EQUIPMENT, ANY PART THEREOF, OR ANY RECORDS OR ANY OTHER MATTER WHATSOEVER WITH RESPECT THERETO, INCLUDING, WITHOUT LIMITATION, THE DESIGN, CONDITION OR CAPACITY OF THE EQUIPMENT, THEIR MERCHANTABILITY OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIALS OR WORKMANSHIP OF THE EQUIPMENT, THEIR VALUE, TITLE OR SAFETY, THE ABSENCE OF ANY PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT OR LATENT DEFECT (WHETHER OR NOT DISCOVERABLE), COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENTS OF ANY APPLICABLE LAWS (INCLUDING ENVIRONMENTAL LAWS) PERTAINING THERETO, OR THE CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY CONSTRUCTION OR PURCHASE DOCUMENT RELATING THERETO OR ANY COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, NOR SHALL LESSOR OR THE CERTIFICATE HOLDERS BE LIABLE TO LESSEE FOR ANY DEFECTS, EITHER PATENT OR LATENT (WHETHER OR NOT DISCOVERABLE ( IN THE EQUIPMENT OR ANY PART THEREOF OR ANY DIRECT OR INDIRECT DAMAGE TO PERSONS OR PROPERTY RESULTING THEREFROM OR FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR FOR STRICT OR ABSOLUTE LIABILITY IN TORT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LESSEE HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT OR INFRINGEMENT) IT MIGHT HAVE AGAINST LESSOR OR THE CERTIFICATE HOLDERS FOR ANY LOSS, DAMAGE (INCLUDING, WITHOUT LIMITATION, DIRECT,

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INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY THE
EQUIPMENT OR BY LESSEE'S LOSS OF USE THEREOF FOR ANY REASON WHATSOEVER OTHER THAN WITH RESPECT TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSOR OR CERTIFICATE HOLDERS. LESSEE AND ANYONE CLAIMING BY, THROUGH OR UNDER LESSEE HEREBY FULLY AND IRREVOCABLY RELEASES LESSOR, THE CERTIFICATE HOLDERS AND EACH OTHER PERSON PARTY TO THE OPERATIVE AGREEMENTS, AND EACH OF THEIR EMPLOYEES, OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, SERVANTS, ATTORNEYS, AFFILIATES, PARENT COMPANIES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS, AND ALL PERSONS ACTING ON THEIR BEHALF, FROM ANY AND ALL CLAIMS THAT IT MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST THE CERTIFICATE HOLDERS, LESSOR OR ANY OTHER SUCH PERSON, FOR ANY COSTS, LOSS, LIABILITY, DAMAGE, EXPENSES, DEMAND, ACTION OR CAUSE OF ACTION ARISING FROM OR RELATED TO THE RELEASE OR DISCHARGE FROM THE EQUIPMENT AT ANY TIME OF ANY HAZARDOUS MATERIALS OTHER THAN A RELEASE OR DISCHARGE OCCURRING AFTER LESSEE IS NO LONGER IN POSSESSION OF THE EQUIPMENT AND RESULTING SOLELY FROM ACTS OR OMISSIONS OF LESSOR, THE CERTIFICATE HOLDERS OR ANY OTHER SUCH PERSON. THIS RELEASE INCLUDES CLAIMS OF WHICH LESSEE IS PRESENTLY UNAWARE OR WHICH LESSEE DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY LESSEE, WOULD MATERIALLY AFFECT LESSEE'S RELEASE OF LESSOR AND THE OTHER PERSONS RELEASED HEREBY.

               8.2 Possession and Use of the Equipment. Lessee shall use the Equipment solely in the United States and in the conduct of its business, and shall not permanently discontinue the use of the Equipment. Each Unit shall be used by Lessee in a manner consistent with its intended purpose and in accordance with its specification. Subject to the terms of Section 13 relating to permitted contests, Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Equipment. Lessee shall not commit or permit any waste of any Equipment or any part thereof.

                             Section 9. COMPLIANCE

               9.1 Compliance with Legal Requirements and Insurance Requirements. Subject to the terms of Section 13 relating to permitted contests, Lessee, at its sole cost and expense, shall, in all material respects, (a) comply with all Legal Requirements (including all Environmental Laws) and Insurance Requirements relating to each Unit, including the use, construction, operation, maintenance, repair and restoration thereof, whether or not compliance therewith shall require extraordinary changes in the Equipment or interfere with the use and enjoyment of the Equipment, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, renovation, use, repair, maintenance and operation of each Unit.

               9.2 Environmental Matters. (a) Promptly upon Lessee's actual knowledge of the presence of Hazardous Substances with respect to any Unit in concentrations and conditions that constitute an Environmental Violation, Lessee shall notify Lessor in writing of such condition. In the event of such Environmental Violation, Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either, in Lessee's sole discretion, (i) if permitted pursuant to Section 20.1(a), exercise the Purchase Option thereunder to purchase such Unit, (ii) exercise its Expiration Date Purchase Option, (iii) deliver to Lessor and the Indenture Trustee an Officer's Certificate and a Substitution Notice with respect to such Unit pursuant to Sections 16.1, or, (iv) at Lessee's sole cost and expense, promptly and diligently undertake any response, clean up, remedial or other action necessary to remove, cleanup or remediate the Environmental Violation in accordance with the terms of Section 9.1. If Lessee does not either purchase such Unit as permitted under Section 20.1(a), exercise the Expiration Date Purchase Option or deliver a Substitution Notice with respect to such Unit pursuant to Sections 16.1, Lessee shall, upon completion of remedial action by Lessee, so inform Lessor in writing and upon Lessor's written request therefor cause to be prepared by an environmental consultant reasonably acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that such Environmental Violation has been remedied in full compliance with applicable Environmental Laws. The foregoing provisions of this Section 9.2(a) notwithstanding, Lessee shall not be required to take any of the actions described in clauses (i) - (ii) of this
Section 9.2(a) if such Environmental Violation would not reasonably be expected to have a material adverse affect on the Equipment.

               (b) In addition, Lessee shall provide to Lessor, within five (5) Business Days of receipt, copies of all significant written communications with any Governmental Authority relating to any Environmental Claim in connection with any Unit. Lessee shall also promptly provide such detailed reports of any such Environmental Claims to Lessor and the Indenture Trustee.

            Section 10. MAINTENANCE, REPAIR AND RETURN REQUIREMENTS

               10.1 Maintenance and Repair. (a) Lessee shall, at its sole cost and expense, (i) take good care of the Equipment and keep the same and all parts thereof in good and safe order and condition, with all mechanical devices, electronic systems and component parts in good working order, normal wear and tear excepted, consistent with maintenance practices used by Lessee with respect to equipment similar in type owned or leased by Lessee and consistent with customary industry standards, and in any event in a manner so as to preserve the availability of any manufacturer's or supplier's warranty with respect to the Equipment, and Lessor's rights under such warranty, and (ii) promptly make all needed repairs, restorations and replacements of parts in and to the Equipment or any part thereof, including, without limitation, overhaul of any Unit requiring overhaul in Lessee's commercially prudent judgment. All such repairs, restorations and replacements of parts shall be of a standard and quality consistent with customary industry standards and sufficient for the proper maintenance and operation of the Equipment and shall be constructed and installed in a good and workmanlike manner in compliance with Legal Requirements and Insurance Requirements. In carrying out its obligations under this Section 10.1, Lessee shall not discriminate in any way in the maintenance of the Equipment as compared with other similar equipment owned or leased by Lessee and shall use the Equipment in a manner consistent with sound operating practices thereof.

               (b) Lessor shall under no circumstances be required to furnish any services or facilities with respect to the Equipment or make any repairs, replacements, alterations or renewals of any nature or description to any Equipment, make any expenditure whatsoever in connection with this Lease or maintain any Equipment in any way except as otherwise provided in the Operative Agreements. Lessor shall not be required to maintain, repair or rebuild all or any part of any Equipment, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of any Equipment, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenants, condition or restriction at any time in effect.

               10.2 Return Requirements. (a) Unless Lessee shall have sold such Equipment pursuant to Section 21 or exercised its Purchase Option or Expiration Date Purchase Option or exercised its right of substitution with respect thereto pursuant to Section 30, Lessee shall, upon the expiration or earlier termination of the Term with respect to each Unit, surrender and transfer such Unit to Lessor, at Lessee's own expense, free and clear of all Liens other than the following items set forth under the definition of Permitted Exceptions: (i),
(ii), (iv), (v) (provided that Lessee shall pay to Lessor, on or before such transfer, any portion of such Taxes referred to in clause (v) to the extent relating to a period prior to the date of such transfer) and (vi), in as good condition as they were on the Lease Commencement Date with respect to each Unit, ordinary wear and tear excepted, and in compliance with all Legal Requirements (including all Environmental Laws) and the other requirements of this Lease, including, without limitation, Section 10.1 (and in any event without (x) any asbestos installed or maintained in any part of such Equipment, (y) any polychlorinated byphenyls (PCBs) in, on or used with respect to such Equipment, and (z) any other Hazardous Substances). Unless Lessee has exercised the Purchase Option or the Expiration Date Purchase Option, Lessee shall provide, or cause to be provided or accomplished, at the sole cost and expense of Lessee, to or for the benefit of Lessor or a purchaser, at least thirty (30) Business Days prior to the expiration or earlier termination of the Term with respect to each Unit, each of the following: (i) a Lien search showing (A) no Liens other than the type set forth as clauses (A) and (B) in the first sentence of this Section 10.2(a) and (B) the Security Agreement as creating a valid and perfected first security interest in the Equipment; (ii) an assignment of all of the Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the renovation, development, use, maintenance or operation of the Equipment (including all warranty, performance, service and indemnity provisions); (iii) an assignment of all permits, licenses, approvals and other authorizations from all Governmental Authorities in connection with the operation and use of the Equipment; and (iv) copies of all books and records, with respect to the renovation, maintenance, repair, operation or use of the Equipment. Lessee shall cooperate with any independent purchaser of the Equipment in order to facilitate the ownership and operation by such purchaser of the Equipment after such expiration or earlier termination of the Term, including providing all books, reports and records regarding the maintenance, repair and ownership of the Equipment and all data and technical information relating thereto, granting or assigning all licenses necessary for the operation and maintenance of the Equipment and cooperating in seeking and obtaining all necessary licenses, permits and approvals of Governmental Authorities. Lessee shall have also paid the total cost for the completion of all Modifications whether or not commenced prior to such expiration or earlier termination of the Term if such Modifications are required to be completed within six months after the expiration or earlier termination of the Term. The obligation of Lessee under this Section 10.2(a) shall survive the expiration or termination of this Lease.

               (b) Lessee, on the expiration or earlier termination of the Term, if requested by Lessor, shall, at Lessee's sole cost and expense (or, to the extent Lessee can so arrange, at the cost and expense of Lessee's customers) dismantle and crate each Unit that Lessor shall designate and, at Lessee's sole cost and expense transport such Equipment to a commercially reasonable location designated by Lessor, provided that in no event shall the cost of transporting such Equipment exceed $1,000,000 in the aggregate.

               10.3 Right of Inspection and Location. (a) Lessor or its agents may, at reasonable times and with reasonable prior notice and without unreasonably interfering with the operations of Lessee's customers, inspect and examine at its own cost and expense (unless a Lease Event of Default exists, in which case the reasonable out-of-pocket costs and expenses of Lessor shall be paid by Lessee), any Unit. Lessee may accompany Lessor on any such inspections.

               (b) Lessee shall furnish to Lessor and the Collateral Agent, not less than once every six months during the Term, an Officer's Certificate, accurate in all material respects, stating the location of each Unit, noting whether any Equipment has been relocated and if so the correct address of the relocated Equipment. Lessor shall have no duty to make any such inspection or inquiry and shall not incur any liability or obligation by reason of not making any such inspection or inquiry.

                           Section 11. MODIFICATIONS

               11.1 Modifications. (a) Lessee, at its sole cost and expense, shall from time to time make alterations, renovations, improvements and additions to a Unit or any part thereof (collectively, "Modifications") which are required to be made pursuant to a Legal Requirement or an Insurance Requirement, and may at any time and from time to time make other Modifications; provided that: (i) except for any Modification required to be made pursuant to a Legal Requirement or an Insurance Requirement, no Modification, individually, or when aggregated with any other Modification shall impair the value of such Equipment or the utility or useful life of such Equipment from that which existed immediately prior to such Modification; (ii) the Modification shall be performed in a timely manner and in a good and workmanlike manner; (iii) Lessee shall comply in all material respects with all Legal Requirements (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of all permits, and the structural integrity of such Equipment shall not be adversely affected in any material respect; (iv) subject to the terms of Section 13 relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to the Modification; and (v) such Modifications shall comply with Section 10.1 and shall not change the primary character of such Equipment or intended use of such Equipment. All

Modifications shall remain part of the Equipment and shall be subject to this Lease, and title thereto shall immediately vest in Lessor.

               (b) Lessee shall notify Lessor of the undertaking of any Modifications the cost of which is anticipated to exceed $500,000.

               (c) Lessee shall not without the consent of Lessor (which consent will not be unreasonably withheld or delayed) undertake any Modifications to any Unit (other than Modifications required to be made pursuant to a Legal Requirement) if such Modifications cannot, in the reasonable judgment of Lessee, be completed on or prior to the date that is one month prior to the Expiration Date.

               (d) Lessee, at its sole cost and expense, shall overhaul substantially all of the Equipment during the Term, consistent with Lessee's normal business practices.

                               Section 12. TITLE

               12.1 Warranty of Title. (a) Lessee agrees that, except as otherwise provided herein (i.e. with respect to Lessor Liens) and subject to the terms of Section 13 relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Unit or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Indenture Trustee pursuant to the Indenture, other than Permitted Exceptions and/or Lessor Liens. Lessee shall promptly notify Lessor in the event it has actual knowledge that a Lien (other than a Permitted Exception and/or a Lessor
Lien) exists with respect to the Equipment.

               (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any alteration, addition, repair or demolition of or to any Unit or any part thereof. NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING ANY EQUIPMENT OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO ANY EQUIPMENT.

               12.2 Identification. Lessee shall not allow the name of any Person to be placed upon any portion of any Unit as a designation that might be interpreted as indicating a claim of ownership thereof or security interest therein by any Person other than Lessee.

                         Section 13. PERMITTED CONTESTS

               13.1 Permitted Contests Other Than in Respect of Impositions. Except to the extent otherwise provided for in Section 13.2(g) of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial or other proceedings or processes (such as settlement or mediation) conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, or any Lien, attachment, levy, encumbrance or encroachment or any Supplemental Rent that is payable to a third party (and not the Securityholders or any parties to the Operative Agreements), and Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement and continuation of such proceedings shall suspend the collection from, and suspend the enforcement against the applicable Equipment, Lessor, Trustee, the Indenture Trustee, the Trust Company, the Certificate Holders and the Securityholders; (b) there shall be no risk of the imposition of a Lien (other than a Permitted Exception) on any Unit and no part of any Unit nor any Rent would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or civil liability on Lessor, Trustee, the Indenture Trustee, Trust Company, any Certificate Holder or any Securityholder for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the earlier of the Expiration Date, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

                             Section 14. INSURANCE

               14.1 Public Liability and Workers' Compensation Insurance. During the Term, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage with respect to the use or operation of the Equipment. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by owners of similar equipment which are in Lessee's line of business, that are in accordance with normal industry practice. The policy shall be endorsed to name Lessor, the Trust Company, the Certificate Holders, the Trustee, the Indenture Trustee and the Collateral Agent as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, the Trust Company, the Certificate Holders, the Trustee, the Indenture Trustee or the Collateral Agent may have in force. Lessee shall, in the operation of the Equipment, comply with the applicable workers' compensation laws and protect Lessor against any liability under such laws.

               14.2 Hazard and Other Insurance. During the Term, Lessee shall keep each Unit insured against loss or damage by fire and other risks on terms and in amounts that are no less favorable than insurance maintained by owners of similar equipment, that are in accordance with normal industry practice and are in amounts equal to the greater of (i) Termination Value and (ii) the actual replacement cost of the Equipment. So long as no Lease Event of Default exists, any loss payable under the insurance policy required by this Section will be paid to and adjusted solely by Lessee, subject to Section 15.

               14.3 Coverage. (a) Lessee shall furnish Lessor with certificates showing the insurance required under Sections 14.1 and 14.2 to be in effect and naming each of the Indenture Trustee, the Collateral Agent, the Lessor, the Certificate Holders, the Trustee, and the Trust Company as an additional insured with respect to liability insurance and showing the endorsement required by
Section 14.3(c). All such insurance shall be at the cost and expense of Lessee. Such certificates shall include a provision in which the insurer agrees to provide 30 days' advance written notice by the insurer to Lessor and the Collateral Agent in the event of cancellation or modification of such insurance that would reasonably be expected to be adverse to the interests of Lessor, the Trust Company, the Certificate Holders, the Trustee or the Indenture Trustee. If a Lease Event of Default has occurred and is continuing and Lessor so requests, Lessee shall deliver to Lessor copies of all insurance policies required by this Lease.

               (b) Lessee agrees that the insurance policy or policies required by this Lease shall include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy. Lessee hereby waives any and all such rights against Lessor, the Trust Company, the Certificate Holders, the Trustee, the Collateral Agent, the Indenture Trustee and the Securityholders to the extent of payments made under such policies.

               (c) All insurance policies required by Section 14.2 shall include a loss payee endorsement in favor of the Collateral Agent.

               (d) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Lease except that Lessor may carry separate liability insurance so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Lease to be subject to a coinsurance exception of any kind.

               (e) Lessee shall pay as they become due all premiums for the insurance required by this Lease, shall renew or replace each policy prior to the expiration date thereof and shall promptly deliver to Lessor and the Collateral Agent certificates for renewal and replacement policies.

               (f) Lessee shall use commercially reasonable effort to cause all insurance policies required by this Section 14, to the extent available at commercially reasonable rates, to (i) insure the interest of Lessor, the Indenture Trustee, the Collateral Agent, the Certificate Holders, the Trustee and the Trust Company, as applicable, regardless of any breach or violation by Lessee of any warranties, declarations or conditions in such policies; (ii) include a severability of interest clause providing that such policy shall operate in the same manner as if there were a separate policy covering each insured (provided, however, that such policies shall not operate to increase the insurer's limit of liability); (iii) waive any right of set-off due to Lessee's actions or inactions (except with respect to unpaid premiums); (iv) waive any right of subrogation against the Indenture Trustee, the Collateral Agent, the Lessor, the Certificate Holders, the Trustee and the Trust Company; and (v) not be subject to any co-insurance clause, provided that such insurance may contain such reasonable deductibles as Lessee determines are appropriate in accordance with customary market practice for such insurance.

                     Section 15. CONDEMNATION AND CASUALTY

               15.1 Casualty and Condemnation. (a) Subject to the provisions of this Section 15 and Section 16 (in the event Lessee delivers, or is obligated to deliver, a Substitution Notice), and prior to the occurrence and continuation of a Lease Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any award, compensation or insurance proceeds to which Lessee or Lessor may become entitled by reason of their respective interests in the Equipment (i) if all or a portion of such Equipment is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, easement rights or title to such Equipment or any part thereof is the subject of a Condemnation; provided, however, if a Lease Event of Default shall have occurred and be continuing such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor.

               (b) So long as no Lease Event of Default has occurred and is continuing, Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Collateral Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

               (c) If Lessor or Lessee shall receive notice of a Casualty or a possible Condemnation of a Unit or any interest therein, Lessor or Lessee, as the case may be, shall give notice thereof to the other and to the Collateral Agent promptly after the receipt of such notice.

               (d) In the event of a Casualty or receipt of notice by Lessee or Lessor of a Condemnation, Lessee shall, not later than thirty (30) days after such occurrence, deliver to Lessor and the Collateral Agent an Officer's Certificate stating that either (i) (x) such Casualty is not a Significant Casualty or (y) such Condemnation is neither a Total Condemnation nor a Significant Condemnation and that this Lease shall remain in full force and effect with respect to the applicable Unit and, at Lessee's sole cost and expense, Lessee shall promptly and diligently restore the applicable Unit in accordance with the terms of Section 15.1(e) or (ii) this Lease shall terminate with respect to the applicable Equipment in accordance with Section 16.1.

               (e) If pursuant to this Section 15.1, this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the affected Unit, Lessee shall, at its sole cost and expense, promptly and diligently repair any damage to the applicable Unit caused by such Casualty or Condemnation in conformity with the requirements of Sections
10.1 and 11.1 so as to restore the applicable Unit to the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation. In such event, title to the applicable Unit shall remain with Lessor.

               (f) In no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this Section 15.1 affect Lessee's obligations to pay Rent pursuant to Section 3.1.

               (g) Notwithstanding anything to the contrary set forth in Section 15.1(a) or Section 15.1(e), if during the Term a Casualty occurs with respect to a Unit or Lessee receives notice of a Condemnation with respect to a Unit, and following such Casualty or Condemnation, such Unit cannot reasonably be restored on or before the date which is twelve months after Lessee's collection of the insurance proceeds or condemnation awards as a result of such Casualty or Condemnation to substantially the same condition as existed immediately prior to such Casualty or Condemnation or before such day such Unit is not in fact so restored, then, on or before such day, Lessee shall either (i) if permitted pursuant to Section 20.1(a) exercise the Purchase Option thereunder to purchase such Unit, (ii) exercise its Expiration Date Purchase Option or (iii) deliver to Lessor and the Collateral Agent an Officer's Certificate and a Substitution Notice with respect to such Unit pursuant to Sections 16 and 30 and, in any such event, such remaining Casualty or Condemnation proceeds shall be paid to the Collateral Agent, which shall pay such funds to Lessee upon the closing of the purchase of such Unit or the substitution therefor of Replacement Equipment.

                         Section 16. LEASE TERMINATION

               16.1 Termination upon Certain Events. (a) If Lessor or Lessee shall have received notice of a Total Condemnation, then, subject to the provisions of Section 30 hereof, Lessee shall be obligated, within thirty (30) days after Lessee receives notice thereof, to deliver a written notice in the form described in Section 16.2(a) (a "Substitution Notice") with respect to the affected Unit.

               (b) If either: (i) Lessee or Lessor shall have received notice of a Condemnation, and Lessee shall have delivered to Lessor an Officer's Certificate that such Condemnation is a Significant Condemnation; or (ii) a Casualty occurs, and Lessee shall have delivered to Lessor an Officer's Certificate that such Casualty is a Significant Casualty; or (iii) an Environmental Violation occurs or is discovered and Lessee shall have delivered to Lessor an Officer's Certificate stating that, in the reasonable, good-faith judgment of Lessee, the cost to remediate the same will exceed 10% of the Equipment Cost of such Unit; then, Lessee shall, simultaneously with the delivery of the Officer's Certificate pursuant to the preceding clause (i), (ii) or (iii), as applicable, deliver a Substitution Notice with respect to the affected Unit.

               16.2 Procedures. (a) A Substitution Notice shall contain notice of Lessee's election (i) if permitted pursuant to Section 20.1(a), and in accordance with the terms and conditions thereof, to exercise the Purchase Option with respect to the applicable Unit or Units that are subject to the Total Condemnation, Significant Condemnation, Significant Casualty or material Environmental Violation described in Section 16.1(b)(iii) (the "Affected Equipment"), or any Units of the Affected Equipment designated by Lessee, or (ii) to exercise its rights under, and in accordance with the terms and conditions of, Section 30 to substitute for the Affected Equipment (other than Units for which the Purchase Option was exercised under Section 16.2(a)) Replacement Equipment, in each case on a date not more than 30 days after Lessor's receipt of such Substitution Notice (the "Substitution Date").

               (b) If the Substitution Notice contains notice of Lessee's election to exercise its right to substitute Replacement Equipment for the Affected Equipment or any Units thereof, then, on the Substitution Date, Lessee shall effect such substitution in accordance with Section 30. If the Substitution Notice contains notice of Lessee's election to exercise the Purchase Option for the Affected Equipment or any Units thereof, then, on the Substitution Date, Lessee shall effect such purchase in accordance with Section 20.1(a).

                              Section 17. DEFAULT

               17.1 Lease Events of Default. If any one or more of the following events (each a "Lease Event of Default") shall occur:

                      (i) Lessee shall fail to make payment of (i) any Basic Rent within thirty (30) days after the same has become due and payable or (ii) Final Rent Payment, Purchase Option Price, Equity Proceeds Purchase Option Price, Control Purchase Price, Excess Proceeds Purchase Price or Termination Value after the same has become due and payable; or

                      (ii) Lessee shall fail to make payment of any Supplemental Rent due and payable to a Securityholder, Certificate Holder, Lessor, the Indenture Trustee, the Collateral Agent or the Trust Company within thirty (30) days after receipt of notice thereof (other than Supplemental Rent that is permitted to be and is actually being contested pursuant to Section 13 hereof); or

                      (iii) Lessee shall fail to maintain insurance as required by Section 14; or

                      (iv) Lessee or any Guarantor shall default in the observance or performance of any term, covenant or condition of Lessee or of such Guarantor, respectively, under this Lease, the Participation Agreement, the Guarantee or any other Operative Agreement to which it is a party (other than those set forth in Section 17.1(a)(i), (ii) or (iii) hereof) and such default shall continue unremedied for a period of 30 days after receipt of notice thereof from Lessor, Indenture Trustee, Collateral Agent or the Trust Company, or any representation or warranty by Lessee or any Guarantor, respectively, set forth in this Lease, the Guarantee or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material respect; or

                      (v) an Indenture Event of Default that is caused by, or results from, the action or inaction of Lessee or any Guarantor or relates to Lessee or any Guarantor (that is, Indenture Sections 6.1(3),
         (7) but only to the extent caused by the actions or inactions of Lessee, (8), (9) but only as it relates to Lessee or any Guarantor,
         (10) and (11)) shall have occurred and be continuing.

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this Section 17 and in Section 18.1, terminate this Lease by giving Lessee five (5) days notice of such termination, and this Lease shall terminate. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor, the Indenture Trustee, the Collateral Agent, the Certificate Holders, the Trustee and/or the Trust Company, including fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

               17.2 Final Payment. If a Lease Event of Default shall have occurred and be continuing, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for a final payment, but exclusive of the indemnities payable under Section 13 of the Participation Agreement (to the extent any such liabilities do not constitute Supplemental Rent), and in lieu of all damages beyond the date of such demand
(i) for any Lease Event of Default that is not a Limited Recourse Event of Default, the sum of (a) the Termination Value, plus (b) all other amounts owing in respect of Rent and Supplemental Rent theretofore accruing under this Lease and (ii) for any Limited Recourse Event of Default (provided no other Lease Event of Default has occurred and is then continuing), the Final Rent Payment for all of the Equipment; provided, however, if a Lease Event of Default has occurred pursuant to Section 17.1(v) as the result of a default under Section 6.1(9) of the Indenture, such final payment shall be immediately due and payable without demand or notice. Upon payment of the amount specified pursuant to clause (i) of the first sentence of this Section 17.2, Lessee shall be entitled to receive from Lessor, at Lessee's request and cost, an assignment of Lessor's right, title and interest in the Equipment, in each case in conformity with local custom and free and clear of the Lien of the Security Agreement and any Lessor Liens. The Equipment shall be quitclaimed to Lessee (or Lessee's designee) "AS IS" and in its then present physical condition. If any statute or rule of law shall limit the amount of such final payment to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law.

               17.3 Remedies. If any Lease Event of Default shall have occurred and be continuing, Lessor may exercise in any order one or more or all of the remedies set forth in this Section 17.3 (it being understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute).

               (a) Lessor may proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof;

               (b) Lessor may by notice in writing to Lessee terminate this Lease but Lessee shall remain liable as hereinafter provided; and Lessor may, at its option, do any one or more of the following: (i) (A) for any Lease Event of Default that is not a Limited Recourse Event of Default, declare the Termination Value, plus all other amounts owing in respect of Rent or Supplemental Rent theretofore accruing under the Lease, all other amounts then payable by Lessee under this Lease and the other Operative Agreements to be immediately due and payable, and recover any other damages and expenses in addition thereto which Lessor shall have sustained by reason of such Lease Event of Default and (B) for any Limited Recourse Event of Default (provided no other Lease Event of Default has occurred and is then continuing), declare the Final Rent Payment for all of the Equipment to be immediately due and payable; (ii) enforce the security interest given hereunder pursuant to the Uniform Commercial Code as provided in
Section 28 or any other law; (iii) enter upon the premises where the Equipment is located and take possession of it; and (iv) require Lessee to return the Equipment as provided in Section 10.2; or

               (c) For any Lease Event of Default which is not a Limited Recourse Event of Default, Lessor may require Lessee immediately to purchase the Equipment for a purchase price equal to the sum of the Termination Value, plus all other amounts owing in respect of Rent or Supplemental Rent theretofore accruing under this Lease and all other amounts then due and payable under the Operative Agreements.

               17.4 Additional Remedies. In addition to the remedies set forth in Sections 17.2 and 17.3, if any Lease Event of Default shall have occurred and be continuing, Lessor may, but is not required to, sell the Equipment in one or more sales, and Lessor may purchase all or any part of the Equipment at such sale. Lessee acknowledges that sales for cash or on credit to a wholesaler, retailer or user of such Equipment, at a public or private auction, are all commercially reasonable. Any notice required by law of intended disposition by Lessor shall be deemed reasonable and properly given if given at least ten (10) Business Days before such disposition.

               17.5 Proceeds of Sale; Deficiency. All payments received and amounts held or realized by the Lessor at any time when a Lease Event of Default shall have occurred and be continuing and after the Termination Value shall have been accelerated pursuant to Section 17.2 or 17.3 as well as all payments or amounts then held or thereafter received by Lessor shall be conveyed to the Collateral Agent as required by the Assignment of Lease and distributed pursuant to Section 6.10 of the Indenture.

               17.6 Waiver of Certain Rights. If this Lease shall be terminated pursuant to Section 17.1(a), Lessee waives, to the fullest extent permitted by law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this
Section 17.

               17.7 Assignment of Rights Under Contracts. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1(a) and provided that Lessee shall not have purchased the Equipment pursuant to Section 20, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor, to the extent transferable, all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the use or operation of the Equipment (including all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the use, maintenance or operation of the Equipment.

               17.8 Lessee's Interest. If pursuant to Section 17.3, Lessee pays to Lessor the Termination Value plus either, at Lessor's election, (a) all other amounts Lessor declared to be due and payable pursuant to Section 17.3(b)(i)(A) and all damages and expenses to which Lessor is entitled to thereunder or (b) all amounts included in the purchase price for the Equipment pursuant to Section 17.3(c), then Lessor shall transfer the Equipment to Lessee in accordance with the provisions of Section 19.1.

                      Section 18. LESSOR'S RIGHT TO CURE

               18.1 Lessor's Right to Cure Lessee's Lease Defaults. Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including the failure by Lessee to maintain any insurance required by Section 14, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon the premises where the Equipment is located for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All reasonable out-of-pocket costs and expenses so incurred (including the reasonable fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand as Supplemental Rent.

                         Section 19. LEASE TERMINATION

               19.1 Provisions Relating to Lessee's Termination of this Lease or Exercise of Purchase Option. (a) In connection with any purchase of Equipment pursuant to Section 20 or 17.3(c), (b) in connection with any substitution of Units pursuant to Section 30, and (c) upon the payment of all amounts set forth in Section 17.3(b)(i), upon the date of purchase, the date of substitution or the date of payment, as applicable, upon tender by Lessee of the amounts required under Section 20, 17.3(c) or 17.3(b)(i), as applicable, or the substitution of the Replacement Equipment pursuant to Section 30, as applicable:

                      (i) Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment of Lessor's entire interest in the applicable Unit being purchased or replaced, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the Security Agreement and any Lessor Liens;

                      (ii) the applicable Unit being purchased replaced shall be conveyed to Lessee "AS IS" "WHERE IS" and in then present physical condition; and

                      (iii) this Lease shall terminate with respect to the applicable Unit being purchased or replaced.

                          Section 20. PURCHASE OPTION

               20.1 Purchase Option. (a) Except as provided in Section 20.1(b),
(c) or (d), Lessee shall not have an option to purchase the Equipment before September 1, 2006. On or after September 1, 2006, Lessee shall have the option (exercisable by giving Lessor irrevocable written notice (the "Purchase Notice") of Lessee's election to exercise such option not less than thirty (30) nor more than sixty (60) days prior to the date of purchase pursuant to such option) to purchase one or more Units on the date specified in such Purchase Notice, at a price equal to the

Termination Value (the "Purchase Option Price") (which the parties do not intend to be a "bargain" purchase price) of such Unit or Units; provided, however, that Lessee shall only have such option with respect to less than all of the Equipment if no Lease Default or Lease Event of Default shall have occurred and be continuing and that during the twelve month period prior to the Expiration Date the Lessor can only purchase less than all of the Equipment if Lessee has exercised its Expiration Date Purchase Option, or such purchase cures a Lease Default or Lease Event of Default. If Lessee exercises its option to purchase one or more of the Units pursuant to this Section 20.1(a) (the "Purchase Option"), Lessor shall transfer to Lessee or Lessee's designee all of Lessor's right, title and interest in and to such Unit as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price and all Rent and other amounts then due and payable by Lessee under this Lease and any other Operative Agreement, in accordance with Section 19.1, and this Lease shall terminate with respect to such Unit or Units on the date of such transfer of such Unit or Units.

         (b) Notwithstanding the provisions of Section 20.1(a), if, prior to September 1, 2004 the Lessee, if no Lease Default or Lease Event of Default shall have occurred and be continuing, may use Net Cash Proceeds to purchase (after delivery to Lessor of irrevocable written notice not less than thirty
(30) nor more than sixty (60) days prior to the date of such Equity Proceeds Purchase) one or more Units of the Equipment at a purchase price equal to the Termination Value of such Unit or Units (the "Equity Proceeds Purchase Price") (which the parties do not intend to be a "bargain" purchase price), provided that in no event shall Lessee be permitted to purchase Equipment having an aggregate Termination Value in excess of the sum of principal amount of the Securities being redeemed and the amount of the Certificate Holder Contributions being repaid from such Net Cash Proceeds (without regard to any premiums being paid) or that exceeds thirty-five (35%) percent of the aggregate Termination Value of all the Equipment. If Lessee purchases one or more of the Units pursuant to this Section 20.1(b) (the "Equity Proceeds Purchase"), Lessor shall transfer to Lessee or Lessee's designee all of Lessor's right, title and interest in and to such Unit as of the date specified in the notice upon receipt of the Equity Proceeds Purchase Price and all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, in accordance with Section 19.1. The payment by Lessee of the Equity Proceeds Purchase Price shall be credited towards Lessee's obligation to pay Supplemental Rent relating to Lessor's obligations to the Securityholders and the Certificate Holders in connection with the redemption and repayment referred to above, but Lessee shall remain liable for any deficiency.

         (c) Notwithstanding the provisions of Section 20.1(a), in the event that Lessor is required to pay any Change of Control Payment upon the occurrence of a Change of Control, Lessee shall purchase (after delivery to Lessor of irrevocable written notice not less than ten (10) days prior to the date of the Control Purchase) one or more Units of the Equipment on the date of such payment at a purchase price equal to the Termination Value of such Unit or Units (the "Control Purchase Price") (which the parties do not intend to be a "bargain" purchase price), provided that in no event shall Lessee be permitted to purchase Equipment having an aggregate Termination Value in excess of the applicable Change of Control Payment. If Lessee purchases one or more of the Units pursuant to this Section 20.1(c) (the "Control Purchase"), Lessor shall transfer to Lessee or Lessee's designee all of Lessor's right, title and interest in and to such Unit as of the date specified in the notice upon receipt of the Control Purchase Price and all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, in accordance with Section 19.1. The payment by Lessee of the Control Purchase Price shall be credited towards Lessee's obligation to pay Supplemental Rent relating to Lessor's obligations to the Securityholders and the Certificate Holders in connection with the applicable Change in Control, but Lessee shall remain liable for any deficiency.

               (d) Notwithstanding the provisions of Section 20.1(a), in the event that Lessor is required to pay any Asset Disposition Offer Amount following the occurrence of an Asset Disposition, Lessee shall purchase on the Asset Disposition Purchase Date one or more Units of the Equipment at a purchase price equal to the Termination Value of such Unit or Units (the "Excess Proceeds Purchase Price") (which the parties do not intend to be a "bargain" purchase price), provided that in no event shall Lessee be permitted to purchase Equipment having an aggregate Termination Value in excess of the applicable Disposition Offer Amount. If Lessee purchases one or more of the Units pursuant to this Section 20.1(d) (an "Excess Proceeds Purchase"), Lessor shall transfer to Lessee or Lessee's designee all of Lessor's right, title and interest in and to such Unit as of the date specified in the notice upon receipt of the Excess Proceeds Purchase Price and all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, in accordance with Section
19.1. The payment by Lessee of the Excess Proceeds Purchase Price shall be credited towards Lessee's obligation to pay Supplemental Rent relating to Lessor's obligations to the Securityholders and the Certificate Holders in connection with the applicable Asset Disposition, but Lessee shall remain liable for any deficiency.

               20.2 Expiration Date Purchase Option. Not less than twelve (12) months prior to the Expiration Date, Lessee may give Lessor and the Indenture Trustee irrevocable written notice (the "Expiration Date Election Notice") that Lessee is electing to exercise the Expiration Date Purchase Option. If Lessee does not give an Expiration Date Election Notice on or before the date twelve
(12) months prior to the Expiration Date or if Lessee has not exercised the Purchase Option with respect to all of the Equipment, then Lessee shall be obligated to remarket the Equipment pursuant to Section 21. If Lessee has elected to exercise the Expiration Date Purchase Option, then on the Expiration Date Lessee shall pay to Lessor an amount equal to the Termination Value for all the Equipment (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amount plus all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, Lessor shall transfer to Lessee or Lessee's designee all of Lessor's right, title and interest in and to the Equipment in accordance with Section 19.1.

               20.3 Obligation to Purchase All Equipment. If twelve (12) months prior to the Expiration Date, the then Termination Value of all the Equipment is less than the Maximum Purchase Option Amount, then on the Expiration Date Lessee shall be required to exercise its Expiration Date Purchase Option on the Expiration Date with respect to all remaining Equipment.

                         Section 21. SALE OF EQUIPMENT

               21.1 Sale Procedure. (a) With respect to each Unit (unless Lessee shall have elected to (x) purchase such Equipment and has paid the relevant purchase price pursuant to Section 20.1 or 20.2 with respect thereto, or (y) otherwise terminated this Lease and paid the Termination Value with respect thereto) Lessee shall (i) pay to Lessor the Final Rent Payment for such Unit as provided for in Section 21.1(c), and (ii) sell such Unit, to one or more third parties for cash in accordance with Section 21.1(b).

               (b) During the Marketing Period, Lessee, as nonexclusive broker for Lessor, shall use its best efforts to obtain bids for the cash purchase of each Unit, being sold for the highest price available in the relevant market, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for such Unit and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. Lessor may reject any and all bids and may assume sole responsibility for obtaining bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject a bid if such bid, together with any amounts to be paid pursuant to
Section 21.3, is greater than or equal to the sum of the Limited Deficiency Amount and all costs and expenses referred to in Section 21.2(i) and is a bona fide offer by a third party purchaser who is not an Affiliate of Lessee. If the price which a prospective purchaser shall have offered to pay for all or any of the Equipment is less than the sum of the Limited Deficiency Amount and all costs and expenses referred to in Section 21.2(i), Lessor may elect to retain the Equipment by giving Lessee at least two Business Days' prior written notice of Lessor's election to retain the Equipment, and upon receipt of such notice, Lessee shall surrender the Equipment to Lessor pursuant to Section 10.2. Unless Lessor shall have elected to retain the Equipment pursuant to the preceding sentence, following the Expiration Date Lessor shall sell the Equipment free of any Lessor Liens attributable to it, without recourse or warranty, for cash to the purchaser or purchasers identified by Lessee or Lessor, as the case may be. Lessee shall surrender the Equipment so sold to each purchaser in the condition specified in Section 10.2 and this Lease shall terminate with respect to such Equipment.

               (c) On each date during the Marketing Period on which a Unit is sold pursuant to Section 21.1(b), and on the Expiration Date with respect to any Equipment remaining unsold, Lessee shall pay to Lessor the Final Rent Payment for such Equipment.

               21.2 Application of Proceeds of Sale. Lessor shall apply the proceeds of sale of each Unit and the Final Rent Payment paid by Lessee in conjunction therewith in the following order of priority:

                      (i) FIRST, to pay or to reimburse Lessor and Lessee for the payment of all reasonable costs and expenses incurred by Lessor and Lessee in connection with the sale; and

                      (ii) SECOND, the balance shall be paid to the Indenture Trustee to be applied pursuant to the provisions of Section 8.4 of the Indenture.

               21.3 Indemnity for Excessive Wear. If the proceeds of the sale described in Section 21.1(b) with respect to any Unit, less all expenses incurred by Lessor or Lessee in connection with such sale, shall be less than the Limited Deficiency Amount for such Unit at the time of such sale and if it shall have been determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of such Unit shall have been impaired by greater than expected wear and tear during the Term, Lessee shall pay to Lessor within ten
(10) days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Net Sale Proceeds Shortfall, whichever amount is less.

               21.4 Appraisal Procedure. For determining excessive wear and tear, if any, or the Fair Market Sales Value of a Unit or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure but with respect to which no appraisal or valuation method is specified, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure, and if they cannot agree within ten (10) days, then two qualified appraisers, one chosen by Lessee and one chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser from a nationally recognized independent appraisal firm (with at least 15 years of experience appraising equipment similar to and used in the same industry as the Equipment) shall be selected by the two appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two shall be discarded and such average shall be binding on Lessor and Lessee; provided that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of all of the appraisers shall be paid by the Lessee.

               21.5 Certain Obligations Continue. During the Marketing Period, the obligation of Lessee to pay Rent with respect to each Unit (including the installment of Basic Rent due on the Expiration Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, the Final Rent Payment, if any, the amount due under Section 21.3, if any, and all other amounts due to Lessor with respect to the Unit. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Section 21.

                            Section 22. HOLDING OVER

               22.1 Holding Over. If Lessee shall for any reason remain in possession of a Unit after the expiration or earlier termination of this Lease (unless the Unit is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to such Unit and Lessee shall continue to pay Basic Rent at an annual rate equal to two hundred percent (200%) of the Basic Rent payable hereunder immediately preceding such expiration or earlier termination. Such Basic Rent shall be payable from time to time upon demand by Lessor. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Unit. Nothing contained in this Section 22 shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any Unit and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of any Unit or exercising any other remedy available to Lessor at law or in equity.

                            Section 23. RISK OF LOSS

               23.1 Risk of Loss. The risk of loss of or decrease in the enjoyment and beneficial use of the Equipment as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor (except specifically with respect to its gross negligence or willful misconduct).

                     Section 24. SUBLETTING AND ASSIGNMENT

               24.1 Subletting and Assignment. Lessee may not assign this Lease or any of its rights or obligations hereunder in whole or in part other than as permitted by the Operative Agreements. Lessee may, without the consent of Lessor, sublease or license the Equipment or any Unit to any Person; provided that as of the Expiration Date unless Lessee has exercised an option to purchase pursuant to Section 20 with respect to the Equipment subject to a sublease or license, no sublease or license shall provide for a purchase option on behalf of the sublessee or licensee nor have a remaining term. No sublease, license or other relinquishment of possession of the Equipment shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Equipment so sublet or licensed.

               24.2 Subleases or Licenses. Promptly following the execution and delivery of any sublease or license permitted by this Section 24, Lessee shall deliver an executed copy thereof to Lessor and the Indenture Trustee if requested by either.

                       Section 25. ESTOPPEL CERTIFICATES

               25.1 Estoppel Certificates. At any time and from time to time upon not less than twenty (20) days' prior request by Lessor, the Lessee shall furnish to the Lessor a certificate signed by an individual having the office of vice president or higher with Lessee certifying, to the extent accurate, that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Lessor is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as the Lessor may reasonably request. Any such certificate furnished pursuant to this Section 25 may be relied upon by the Lessor, and any existing or prospective purchaser or lender, and any accountant or auditor, of, from or to the Lessor (or any Affiliate thereof).

                             Section 26. NO WAIVER

               26.1 No Waiver. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                      Section 27. ACCEPTANCE OF SURRENDER

               27.1 Acceptance of Surrender. (a) As of the Expiration Date, if any Lease Default shall have occurred and be continuing under the Lease, then Lessee shall be deemed to have irrevocably exercised the Expiration Date Purchase Option pursuant to Section 20.2.

               (b) Except as otherwise expressly provided in this Lease, no surrender to Lessor of this Lease or of all or any portion of the Equipment or of any interest therein shall be valid or effective prior to the payment or performance of all obligations under the Operative Agreements, the Trustee, and no act by Lessor, the Indenture Trustee or the Collateral Agent or any representative or agent of Lessor, the Indenture Trustee or the Collateral Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

                    Section 28. OWNERSHIP, GRANT OF SECURITY
                         INTEREST AND FURTHER ASSURANCES

               28.1 Grant of Security Interest. Other than Equipment purchased by Lessee pursuant to Section 20 and subject to Section 7.1, title to the Equipment shall remain in Lessor as security for the obligations of the Guarantors under the Guarantee and the obligations of Lessee hereunder and under each of the other Operative Agreements to which it is a party, until such time as Lessee and the Guarantors have fulfilled all of their obligations hereunder and under such other Operative Agreements. Lessee hereby assigns, grants and pledges to Lessor for the benefit of Lessor a security interest in all of Lessee's right, title and interest, whether now or hereafter existing or acquired, in the Equipment (other than Equipment purchased by Lessee pursuant to Section 20 or replaced by Replacement Equipment pursuant to Section 30), including, without limitation, all subleases and proceeds thereof, to secure the payment and performance of all obligations of Lessee now or hereafter existing under this Lease or any other Operative Agreement and of the Guarantors under the Guarantee (the "Lease Secured Obligations"). Lessee shall, at its expense, do any further act and execute, acknowledge, deliver, file, register and record any further documents which Lessor may reasonably request in order to protect Lessor's title to and perfected security interest in the Equipment, subject to no Liens other than Permitted Exceptions, and Lessor's rights and benefits under this Lease. Subject to the provisions of Section [10.3(b)] of the Lease, Lessee shall promptly and duly execute and deliver to Lessor such documents and assurances and take such further action as Lessor may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Lease and the other Operative Agreements, to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder and thereunder, and to establish, perfect and maintain the right, title and interest of Lessor, in and to the Equipment, subject to no Lien other than Permitted Exceptions and Lessor Liens, or of such financing statements or fixture filings or other documents with respect hereto as Lessor may from time to time reasonably request, and Lessee agrees to execute and deliver promptly such of the foregoing financing statements and fixture filings or other documents as may require execution by Lessee.

               28.2 UCC Remedies. If a Lease Event of Default shall occur and be continuing, Lessor may exercise, in addition to all other rights and remedies granted to it in this Lease and in any other Operative Agreement, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Lessor, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Lessee or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Equipment, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Equipment or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Lessor or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lessor shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Equipment so sold, free of any right or equity of redemption in which right or equity is hereby waived or released. Lessee further agrees, at Lessor's request, to assemble the Equipment and make it available to the Lessor at places which the Lessor shall reasonably select, whether at Lessee's premises or elsewhere. Lessor shall apply the net proceeds of any action taken by it pursuant to this subsection, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Equipment or in any way relating to the Equipment (including, without limitation, costs of transportation, possession, storage, refurbishing, advertising and brokers' fees) or the rights of Lessor, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Lease Secured Obligations, in such order as Lessor may elect, and only after such application and after the payment by Lessor of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the UCC, need Lessor account for the surplus, if any, to Lessee. If any notice of a proposed sale or other disposition of the Equipment shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 Business Days before such sale or other disposition.

               28.3 Deficiency. Lessee shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Equipment pursuant to this
Section 28 are insufficient to pay the Lease Secured Obligations and the reasonable fees and disbursements of any attorneys employed by Lessor or the Collateral Agent to collect such deficiency.

               28.4 Collateral Agent's Appointment as Attorney-in-Fact; Collateral Agent's Performance of Lessee's Obligations. Lessee hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, as assignee of all of Lessor right under this Lease pursuant to the Assignment of Lease, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Lessee and in the name of Lessee or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Lease, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Lease, and, without limiting the generality of the foregoing, Lessee hereby gives the Collateral Agent, the power and right, on behalf of Lessee, without notice to or assent by Lessee, to do any or all of the following:

               (a) in the name of Lessee or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or with respect to the Equipment and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under or with respect to the Equipment whenever payable;

               (b) pay or discharge taxes and Liens levied or placed on or threatened against the Equipment, effect any repairs or any insurance called for by the terms of this Lease and to pay all or any part of the premiums therefor and the costs thereof;

               (c) execute, in connection with the sale provided for in Section
28.2 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Equipment; and

               (d) (1) direct any party liable for any payment under any of the Equipment to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Equipment; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Equipment; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to enforce any other right in respect of any Equipment; (5) defend any suit, action or proceeding brought against Lessee with respect to any Equipment; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Equipment as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and the Lessee's expense, at any time, or from time to time, all acts and things which the Trustee reasonably deems necessary to protect, preserve or realize upon the Equipment and the Collateral Agent's security interests therein and to effect the intent of this Lease, all as fully and effectively as the Lease might do.

Anything in this Section 28.4 to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 28.4 unless a Lease Event of Default shall have occurred and be continuing.

               28.5 Execution of Financing Statements. Pursuant to and to the extent permitted by Section 9-502 of the Code, the Lessee authorizes the Lessor and the Collateral Agent to file Lessee Financing Statements without signature of the Lessee in such form and in such filing offices as the Lessor and/or the Collateral Agent reasonably determine appropriate to perfect the security interest of the Lessor under this Lease.

                              Section 29. NOTICES

               29.1 Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person to be effective shall be in writing (including by facsimile transmission) and shall be deemed to have been duly given or made (a) when delivered by hand,
(b) one Business Day after delivery to such nationally recognized courier service specifying overnight delivery, (c) three Business Days after being deposited in the mail, certified or registered, postage prepaid or (d) in the case of facsimile notice, when received, addressed to such Person as indicated:


               If to Lessee:         Hanover Compression Limited Partnership
                                     12001 North Houston Rosslyn
                                     Houston, Texas 77806
                                     Attention: Chief Financial Officer
                                     Telecopy: (281) 447-0821

               With a copy to:              Latham & Watkins
                                            Sears Tower, Suite 5800
                                            233 South Wacker Drive
                                            Chicago, Illinois 60606
                                            Attention: Richard S. Meller and
                                              Michael A. Pucker
                                            Telecopy: (312) 993-9767


               If to Lessor:                Hanover Equipment Trust 2001B
                                            c/o Wilmington Trust Company
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, Delaware 19890
                                            Attention:  Corporate Trust
                                               Administration
                                            Telecopy: (302) 651-8882

               With a copy to the
               Indenture Trustee
               and the Collateral Agent:    Wilmington Trust FSB
                                            Rodney Square North
                                            1100 North Market Street
                                            Wilmington, Delaware 19890
                                            Attention:  Corporate Trust
                                              Administration
                                            Telecopy: (302) 651-8882

                                            and

                                            Wilmington Trust FSB
                                            3773 Howard Hughes Parkway
                                            Suite 300N
                                            Las Vegas, Nevada 89109
                                            Telecopy: (702) 866-2244

               with a copy to the Certificate Holders:

                                            General Electric Capital Corporation
                                            401 Merritt Seven, Suite 23
                                            Norwalk, Connecticut 06851-1177
                                            Attention:  Peter DiBiasi
                                            Telecopy:  (203) 229-1989

or such additional parties and/or other address as such party may hereafter designate.

                            Section 30. SUBSTITUTION

               30.1 Substitution. Lessee shall be entitled to convey to Lessor one or more Units ("Replacement Equipment") to be leased to Lessee hereunder in substitution for Equipment then subject to this Lease (i) in the ordinary course of business or (ii) as substitution for Equipment which is (a) the subject of a Total Condemnation, Significant Casualty, Significant Condemnation or Environmental Violation, (b) purchased by the sublessee of such Equipment, or
(c) purchased by or on behalf of Lessee as permitted by Section 20.1(a) hereof; provided that such Replacement Equipment be free and clear of all Liens (other than Permitted Exceptions) and have a value, utility and remaining economic useful life at least equal to the Equipment being replaced (assuming the Equipment being replaced was in the condition required to be maintained by the terms of this Lease) as of the applicable Replacement Equipment Closing Date; and, provided, further, that no Equipment shall be replaced unless the following conditions are met as of the applicable Replacement Equipment Closing Date:

               (a) no Lease Event of Default shall have occurred and be continuing unless such Replacement Equipment shall cure such Lease Event of Default;

               (b) the aggregate Fair Market Sales Value of all Replacement Equipment since the Lease Commencement Date shall not exceed 25% of the Termination Value of all of the Equipment at any time leased hereunder;

               (c) the representations and warranties of the Lessee contained in Subsection 7.4 of the Participation Agreement shall be true and correct in all material respects as of the date such substitution occurs;

               (d) the following conditions shall have been met with respect to the Replacement Equipment:

                      (i) There shall have been delivered to the Lessor a Bill of Sale in form and substance reasonably acceptable to the Lessor with respect to each Unit of Replacement Equipment being conveyed to Lessor on the applicable Equipment purchased on such Replacement Equipment Closing Date, conveying title to such Unit of Replacement Equipment to the Lessor, subject only to the Permitted Exceptions;

                      (ii) The Lessor shall have good and valid title to the Replacement Equipment being acquired on such Replacement Equipment Closing Date subject only to the Permitted Exceptions, and the Lessor shall have granted the security interest pursuant to the Security Agreement with respect to the Replacement Equipment.

                      (iii) The Lessee shall have delivered to the Lessor and the Collateral Agent, a Lease Supplement executed by the Lessee, which Lessor agrees to execute, with respect to all Replacement Equipment being acquired on such Replacement Equipment Closing Date;

                      (iv) The Lessee shall have delivered to the Lessor and the Collateral Agent a supplement to the Security Agreement, which Lessor agrees to execute, with respect to each Unit of Replacement Equipment being acquired on such Replacement Equipment Closing Date that is not already subject to the Security Agreement. The Lien of the Security Agreement, as supplemented, shall conform to the representations and warranties set forth in Section 7.4(u) of the Participation Agreement;

                      (v) The Lessee shall have delivered to the Lessor and the Collateral Agent an original Supplement to Assignment of Lease executed by the Lessor with respect to each piece of Replacement Equipment being acquired on such Replacement Equipment Closing Date that is not already subject to the Assignment of Lease;

                      (vi) To the extent required by Section 10.7 of the Participation Agreement, the Collateral Agent and the Certificate Holders shall have received an Appraisal of the Replacement Equipment being acquired on such Replacement Equipment Closing Date and such Appraisal shall be in form and substance reasonably acceptable to the Collateral Agent, the Certificate Holders and the Lessor;

                      (vii) With respect to each piece of Replacement Equipment being acquired by Lessor on such Replacement Equipment Closing Date;

                              (A) the Collateral Agent, the Lessee and the Certificate Holders shall have received the executed legal opinion of special Delaware counsel to Lessor and the Trust Company, in form and substance reasonably acceptable to the Collateral Agent; and

                              (B) the Collateral Agent and the Certificate Holders shall have received the executed legal opinion of counsel to Lessee and the Guarantors, substantially in form and substance reasonably acceptable to the Collateral Agent; and

               (e) the Lessee shall have delivered an Officer's Certificate to the Lessor, Collateral Agent and the Certificate Holders at least five (5) days prior to the date such substitution shall occur, setting forth the location of the Replacement Equipment and certifying that the conditions set forth in paragraphs (a) through (d) above have been satisfied; and

               (f) the Lessee shall be responsible for the reasonable fees and expenses incurred by the Lessor, the Collateral Agent and/or the Certificate Holders in connection with each such replacement.

                           Section 31. SUBORDINATION

               31.1 Agreement to Subordinate. Lessor agrees that the obligations of Lessee under this Lease are subordinated in right of payment to the prior payment in full in cash or Cash Equivalents of all Guarantor Senior Indebtedness of Lessee and that the subordination is for the benefit of and enforceable by the holders of Guarantor Senior Indebtedness of Lessee. This Lease shall in all respects rank pari passu with all other Guarantor Senior Subordinated Indebtedness of Lessee and only Indebtedness of Lessee that is Guarantor Senior Indebtedness of Lessee will rank senior to the Lease in accordance with the provisions set forth herein.

               31.2 Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of Lessee to creditors upon a total or partial liquidation or a total or partial dissolution of Lessee or in a reorganization, bankruptcy, insolvency, receivership or similar proceeding relating to Lessee or its properties or an assignment for the benefit of creditors or marshalling of Lessee's assets or liabilities:

               (a) holders of Guarantor Senior Indebtedness of Lessee shall be entitled to receive payment in full in cash or Cash Equivalents of all Guarantor Senior Indebtedness of Lessee before Lessor shall be entitled to receive any payment of Rent or other amounts with respect to this Lease; and

               (b) until the Guarantor Senior Indebtedness of Lessee is paid in full in cash or Cash Equivalents, any payment or distribution to which Lessor would be entitled but for this Section 31 shall be made to holders of Guarantor Senior Indebtedness of Lessee, as their respective interests may appear.

               31.3 Default on Guarantor Senior Indebtedness of Lessee. Lessee shall not pay Rent or any other payment obligations in respect of the Lease (collectively, "pay Rent") if (A) any Guarantor Senior Indebtedness of Lessee is not paid when due in cash or Cash Equivalents or (B) any other default on Guarantor Senior Indebtedness of Lessee occurs and the maturity of such Guarantor Senior Indebtedness of Lessee is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded in writing or (y) such Guarantor Senior Indebtedness of Lessee has been paid in full in cash or Cash Equivalents; provided, however, that Lessee may pay Rent, without regard to the foregoing, if Lessee and Lessor receive written notice approving such payment from any Representative of the Guarantor Senior Indebtedness of Lessee with respect to which either of the events set forth in clause (A) or (B) of this sentence has occurred and is continuing. During the continuance of any default (other than a default described in clause (A) of the preceding sentence or a default resulting in acceleration described in clause (B) of the preceding sentence) with respect to any Designated Senior Indebtedness of Lessee pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, Lessee may not pay Rent for a period (a "Payment Blockage Period") commencing upon the receipt by Lessor of written notice (a "Blockage Notice") of such default from the Representative(s) of the holders of such Designated Senior Indebtedness of Lessee specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to Lessor from the Person or Persons who gave such Blockage Notice, (ii) because the default giving rise to such Blockage Notice is no longer continuing or (iii) because such Designated Senior Indebtedness of Lessee has been repaid in full in cash or Cash Equivalents). Notwithstanding the provisions of the immediately preceding sentence, unless (i) the holders of such Designated Senior Indebtedness of Lessee or the Representative(s) of such holders shall have accelerated the maturity of such Designated Senior Indebtedness or (ii) any Guarantor Senior Indebtedness of Lessee is not paid when due in cash or Cash Equivalents, Lessee may resume Rent payments after the end of such Payment Blockage Period. Not more than one Blockage Notice may be given, and not more than one Payment Blockage may occur, in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Indebtedness of Lessee during such period.

               31.4 Acceleration of Payment of Rent. If payment of Rent is accelerated because of a Lease Event of Default, Lessee shall promptly notify the holders of the Designated Senior Indebtedness of Lessee (or their Representatives) of the acceleration; provided, however, that Lessee shall be obligated to notify such a Representative only if such Representative has delivered or caused to be delivered to Lessee an address for service of such a notice (and Lessee shall only be obligated to deliver the notice to the address so specified). If any Designated Senior Indebtedness of Lessee is outstanding, Lessee shall not pay Rent until five (5) Business Days after the holders or Representative(s) of such Designated Senior Indebtedness of Lessee receive notice of such acceleration and, thereafter, may pay Rent, only if this Section 31 otherwise permits payments at that time.

               31.5 When Rents Must be Paid Over. If Rent is paid (or a distribution is made in respect thereof) to Lessor or any other Person that because of this Section 31 should not have been made, Lessor or such other Person shall hold such payment or distribution in trust for holders of Guarantor Senior Indebtedness of Lessee and promptly pay it over to them as their respective interests may appear.

               31.6 Subrogation. After all Guarantor Senior Indebtedness of Lessee is paid in full in cash or Cash Equivalents and until the Rents under the Lease are paid in full, Lessor shall be subrogated to the rights of holders of Guarantor Senior Indebtedness of Lessee to receive payments applicable to Guarantor Senior Indebtedness of Lessee. Any payment made under this Section 31 to holders of Guarantor Senior Indebtedness of Lessee which otherwise would have been made to Lessor is not, as between Lessee and Lessor, a payment by Lessee of its obligations hereunder.

               31.7 Relative Rights. This Section 31 defines the relative rights of Lessor and holders of Lessee's Guarantor Senior Indebtedness with respect to payment of obligations of Lessee under this Lease. Nothing in this Section 31 shall:

               (a) impair, as between Lessee and Lessor, the obligation of Lessee which is absolute and unconditional, to pay Rent under the Lease in accordance with its terms;

               (b) prevent Lessor from exercising its available remedies upon a Lease Default or Lease Event of Default, subject to the rights of holders of Lessee's Guarantor Senior Indebtedness to receive payments and distributions otherwise payable to Lessor; or

               (c) be construed as a subordination of the priority of the security interest of the Lessor and/or the Collateral Agent in the Equipment, the subleases and the proceeds thereof, or to prevent Lessor or the Collateral Agent from exercising its available remedies with respect to the Equipment, the subleases or the proceeds thereof upon a Lease Default or Lease Event of Default and applying the proceeds of disposition thereof to the obligations of Lessee hereunder.

               31.8 Subordination May Not Be Impaired by Lessee. No right of any holder of Guarantor Senior Indebtedness of Lessee to enforce the subordination of the obligations under the Lease shall be impaired by any act or failure to act by Lessee or by the failure to comply with the terms of this Lease.

               31.9 Distribution or Notice to Representative. Whenever a payment or distribution is to be made or a notice given to holders of Guarantor Senior Indebtedness of Lessee, the payment or distribution may be made and the notice given to their Representative (if any).

               31.10 Section 31 Not to Prevent Events of Default or Limit Right to Accelerate. The failure to make a Rent payment, by reason of any provision in this Section 31, shall not be construed as preventing the occurrence of a Lease Default or Lease Event of Default. Nothing in this Section 31 shall have any effect on the right of Lessor to accelerate the Rents or exercise any other remedies in connection therewith.

               31.11 Reliance by Holders of Guarantor Senior Indebtedness on Subordination Provisions. Lessor acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Guarantor Senior Indebtedness of Lessee, whether such Guarantor Senior Indebtedness was created or acquired before or after the date hereof, to acquire, or to continue to hold, such Guarantor Senior Indebtedness and such holder of Guarantor Senior Indebtedness of Lessee shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Guarantor Senior Indebtedness.

                           Section 32. MISCELLANEOUS

               32.1 Miscellaneous. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby.

               32.2 Amendments and Modifications. Neither this Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing signed by Lessor and Lessee.

               32.3 Successors and Assigns. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Lessee shall maintain at its address referred to in Section 29.1 a register (the "Register") for the recordation of the names and addresses of the Lessor and the Lessor's assignees (if any). The entries in the Register shall be conclusive, in the absence of manifest error, and the Lessee, the Lessor and any assignees of the Lessor shall treat each person whose name is recorded in the Register as the owner of the Lease recorded therein for all purposes of this Agreement. Any assignment of the Lease shall be effective only upon appropriate entries with respect thereto being made in the Register.

               32.4 Headings and Table of Contents. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               32.5 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

               32.6 GOVERNING LAW. THIS LEASE HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

               32.7 Limitations on Recourse. Except as expressly set forth in the Operative Agreements, Lessee agrees to look solely to Lessor's estate and interest in the Equipment, the proceeds of sale thereof, any insurance proceeds or any other award or any third party proceeds received by Lessor in connection with the Equipment for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor, the Trust Company member, partner or other owner of an interest, direct or indirect, in Lessor, or any director, officer, shareholder, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Equipment or any other liability of Lessor to Lessee. Nothing in this Section shall be interpreted so as to limit the terms of Section 6.1 or 6.2.

               32.8 Priority. On and prior to the Expiration Date, the Security Agreement shall be subject and subordinate to this Lease and following the Expiration Date, the Security Agreement, at the sole election of the Collateral Agent, shall be senior to this Lease without any further act by any Person.

               IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.

                              HANOVER COMPRESSION LIMITED PARTNERSHIP


                              By:    _________________________________
                                     Name:
                                     Title:


                              HANOVER EQUIPMENT TRUST 2001B


                              By: Wilmington Trust Company, not individually but solely as Trustee


                              By:    _________________________________
                                     Name:
                                     Title:


               The undersigned agrees to the provisions of Section 28.4 and acknowledges receipt of this original counterpart of the foregoing Lease on this 31st day of August, 2001.

                              WILMINGTON TRUST FSB, as Collateral Agent


                              By:    _________________________________
                                     Name:
                                     Title:

                                                          Exhibit A to the Lease

                             LEASE SUPPLEMENT NO. __

               THIS LEASE SUPPLEMENT NO. __ (this "Lease Supplement") dated as of _______________, between HANOVER EQUIPMENT TRUST 2001B, a Delaware business trust, as lessor (the "Lessor"), and HANOVER COMPRESSION LIMITED PARTNERSHIP, a
[               ], as lessee (the "Lessee").

               WHEREAS, the Lessor is the owner of the Equipment described on
Schedule I hereto (the "Leased Equipment") and wishes to lease the same to the Lessee;

               NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise herein shall have the meanings assigned to them in Annex A to the Participation Agreement, dated as of August 31, 2001, among the Lessee, the Lessor, the Indenture Trustee, the Trust Company, the Collateral Agent, the Certificate Holders named therein, and the Guarantors named therein, as such Partnership Agreement may be amended, supplemented or otherwise modified from time to time.

               2. The Equipment. Attached hereto as Schedule I is the description of the Leased Equipment. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Leased Equipment shall be subject to the terms and provisions of the Lease.

               3. Ratification. Except as specifically modified hereby, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

               4. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Collateral Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

               5. GOVERNING LAW. THIS LEASE HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

               6. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

               IN WITNESS WHEREOF, the parties have caused this Lease Supplement No. __ be duly executed and delivered as of the date first above written.

                               HANOVER COMPRESSION LIMITED PARTNERSHIP


                               By:    ___________________________________
                                      Name:
                                      Title:


                               HANOVER EQUIPMENT TRUST 2001B


                               By:    Wilmington Trust Company, not in its
                                      individual capacity but solely as Trustee


                               By:    _____________________________
                                      Name:
                                      Title:

               Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged on this ___ day of ______, _____.

                                   WILMINGTON TRUST FSB, as the Collateral Agent


                                   -----------------------------------
                                   Name:
                                   Title: